AMENDMENT AND SUPPLEMENT NO. 1
                                       TO
                                CREDIT AGREEMENT


     AGREEMENT, made as of this 14th day of June, 1999, by and among:

     AUDIO BOOK CLUB, INC. a Florida corporation (hereinafter referred to as the "Borrower" or the "Company");

     The financial institutions which have executed the signature page annexed hereto (individually, a "Lender Party" and collectively, the "Lender Parties"); and

     FLEET NATIONAL BANK, as Initial Issuing Bank and Swing Line Bank, and as administrative agent for the Lender Parties (in such capacity, together with its successors in such capacity, the "Administrative Agent");

     WHEREAS:

     (A) The Borrower is indebted to the Lender Parties pursuant to a Credit Agreement dated December 31, 1998 (as amended and as it is hereby and as it may hereafter from time to time be amended, modified or supplemented, the "Credit Agreement");

     (B) The Borrower has requested and the Lender Parties have agreed, upon the terms and conditions set forth herein, (i) to permit the acquisition by ABD Acquisition Corp. ("ABD"), a wholly-owned subsidiary of the Borrower, of certain assets of Doubleday Direct, Inc., a New York corporation, (ii) to increase the Term Facility by an aggregate principal amount of Six Million ($6,000,000) Dollars, which amount shall be used to finance, in part, such acquisition, (iii) to change the interest rate applicable to the Advances, (iv) to reflect the creation of certain new Subsidiaries by the Borrower, each to become a Guarantor under the Credit Agreement, (v) to permit the Borrower to incur an additional $4.35 million of Senior Subordinated Debt, and (vi) to revise certain other provisions of the Credit Agreement;

     (C) The Borrower and a Subsidiary of the Borrower (the "Existing Subsidiary") have formed four new Subsidiaries (the "New Subsidiaries") (one of which is ABD), which New Subsidiaries are concurrently herewith becoming Guarantors under the terms of the Subsidiary Guaranty and additional grantors under the terms of the Security Agreement and the Intellectual Property Security Agreement to the Lenders, and the Company and the Existing Subsidiary will pledge the capital stock of the New Subsidiaries to the Administrative Agent in accordance with the Security Agreement;

     (D) The Borrower and certain Subsidiaries have completed certain intercompany asset transfers and propose to complete certain additional asset transfers; and

     (E) All capitalized terms that are used herein without definition and which are defined in the Credit Agreement shall have the respective meanings ascribed thereto therein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    Article I
                         Amendments to Credit Agreement.

     This Amendment and Supplement No. 1 to Credit Agreement shall be deemed to be an amendment and supplement to the Credit Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Amendment and Supplement No. 1 are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein. The Credit Agreement is hereby amended, effective upon the satisfaction of the conditions precedent set forth in Article V hereof, in the following respects:

     1.1 (a) Article 1, "Definitions", is amended to insert the following new definition where alphabetically appropriate:

     "ABD" means ABD Acquisition Corp., a wholly-owned subsidiary of Borrower.

     "Amendment No. 1" means Amendment and Supplement No.1 to this Credit Agreement dated as of June 14, 1999, among the Borrower, the Lender Parties signatory thereto and the Administrative Agent.

     "Acquisition Agreement" means the Asset Acquisition Agreement dated as of March 18, 1999, as amended to date, between ABD and Doubleday.

     "December 1998 Note" means a certain 9% Convertible Senior Subordinated Promissory Note due December 31, 2004 in the principal amount of $14,000,000 issued to Norton Herrick by the Company on December 31, 1998.

     "Doubleday Acquisition" means the acquisition by ABD of certain of the assets of Doubleday, pursuant to an the Acquisition Agreement.

     "Doubleday" means Doubleday Direct, Inc., a New York corporation.

     "June 1999 Note" means a certain 9% Convertible Senior Subordinated Promissory Note due December 31, 2004 in the principal amount of $4,350,000 issued to Norton Herrick by the Borrower on June 11, 1999.

     "Second Tranche Term Borrowing" means the Term Advances made by the Term Lenders pursuant to the Credit Agreement as amended by Amendment No. 1.

     (b) The definition of "Senior Subordinated Debt" set forth in Article 1 is hereby amended and restated to read in its entirety as follows:

                  "Senior Subordinated Debt" means the December 1998 Note and the June 1999 Note and any guaranties thereof permitted to be issued by the Subsidiaries of the Company from time to time pursuant to Section 6.2(c)(iv), as the same may be amended, modified or supplemented from time to time consistent with the terms of this Agreement.

     1.2 The grid set forth in the definition of "Applicable Margin" is amended and restated to read as follows:

                              Applicable Margin for
                   Revolving Credit Advances and Term Advances

                                                           Consolidated
Applicable Margin for          Applicable Margin for          Debt to
Eurodollar Rate Advances       Prime Rate Advances         EBITDA Ratio
------------------------       -------------------         ------------

        3.50%                      2.25%                 Greater than or
                                                         equal to 4.0:1.0


        3.25%                      2.00%                 Greater than or
                                                         equal to 3.0:1.0
                                                         but less than
                                                         4.0:1.0

        3.00%                      1.75%                 Less than
                                                         3.0:1.0

     1.3 Section 2.1(a), "The Term Advances", is amended and restated to read as follows:

     (a) The Term Advances. The Borrower acknowledges that each of the Term Lenders has made a Term Advance to the Borrower on the Closing Date in an amount equal to such Lender Party's Term Commitment as in effect on such date. Each Lender Party severally agrees, on the terms and conditions hereinafter set forth, to make a second Term Advance to the Borrower on the Effective Date (as defined in this Amendment No. 1), each such second Term Advance to be in the principal amount of $3,000,000 or an aggregate for all Lender Parties of $6,000,000. Each Term Borrowing shall consist of Term Advances made simultaneously by the Term Lenders ratably according to their Term Commitments as in effect on the date of the relevant Term Borrowing. Amounts borrowed under this Section 2.1(a) and repaid or prepaid may not be reborrowed.

     1.4 Section 2.1(c), "The Revolving Credit Advances", is amended to substitute the amount "$37,500,000" for the amount "$31,500,000" appearing in the table included therein to substitute "September 29, 1999" for the two references to "June 30, 1999".

     1.5 The grid set forth in Section 2.4, "Repayment of Advances", is amended and restated to read as follows:

--------------------------------------------------------------------------------

                     Date                                      Amount
--------------------------------------------------------------------------------

March 31, 1999                                               $250,000

--------------------------------------------------------------------------------

Each of June 30, 1999, September 30, 1999 and                 $330,000
December 31, 1999

--------------------------------------------------------------------------------

Each of March 31, 2000, June 30, 2000, September             $930,000
30, 2000 and December 31, 2000

--------------------------------------------------------------------------------

Each of March 31, 2001, June 30, 2001, September            $1,550,000
30, 2001 and December 31, 2001

--------------------------------------------------------------------------------

Each of March 31, 2002, June 30, 2002, September            $2,170,000
30, 2002 and December 31, 2002

--------------------------------------------------------------------------------

Each of March 31, 2003, June 30, 2003, September            $2,790,000
30, 2003 and December 31, 2003
--------------------------------------------------------------------------------

     1.6 Section 2.14, "Use of Proceeds" is amended and restated to read as follows:

     SECTION 2.14 Use of Proceeds. (a) The proceeds of the Advances and issuances of Letters of Credit shall be available, and the Borrower shall use such proceeds and Letters of Credit solely (i) to finance in part the Acquisitions, (ii) to pay fees and expenses incurred in connection with the Acquisitions, (iii) to repay existing indebtedness of the Borrower, and
     (iv) to finance working capital and capital expenditures of the Borrower, and (b) the proceeds of the Second Tranche Term Borrowing shall be used to finance, in part, the Doubleday Acquisition.

     1.7 Section 6.2(c)(viii)(A) is changed to amend and restate the first parenthetical set forth therein to read in its entirety as follows : "(but, in respect of the Senior Subordinated Debt, such principal amount may be increased but not to exceed Nineteen Million Five Hundred Thousand ($19,500,000) Dollars whether such increase is effected by the initial holder of the Senior Subordinated Debt or in respect of the first refinancing of the Senior Subordinated Debt that exists on the Closing Date or as of the date of Amendment No. 1); and the reference to $18,500,000 in subsection 6.2(c)(viii)(C) is changed to read $19,500,000".


     1.8 Section 6.11(B) is amended and restated to read in its entirety as follows:

     "(B) notwithstanding any other provisions of the Loan Documents, including Sections 5.12 and 6.20 hereof, payment of such amounts, if any, which are payable by the Borrower pursuant to the terms and conditions of that certain letter agreement, dated on or about the date of Amendment No. 1 (which amended and restated that certain letter agreement dated as of December 31, 1998), as it may be amended from time to time with the consent of the Senior Lenders (as so amended, the "Letter Agreement") between the Borrower and Norton Herrick executed and delivered in connection with the Senior Subordinated Debt;"

     1.9 Section 6.12, "Amendment, Etc. of Acquisition Documents", is amended to add immediately following the words "Acquisition Document", the first time they appear in Section 6.12, the following: "(which capitalized term shall, for purposes of this Section 6.12, be deemed to include reference to the Doubleday Acquisition Documents as such term is defined in Amendment No. 1)".

     1.10 Section 6.13(b)(ii)(A), "Amendment, Etc. of Material Contracts", is amended to change the final parenthetical contained therein to read in its entirety as follows:

     "(other than an increase not to exceed 11% for the period from October 1, 1999 through December 31, 1999 in respect of the December 1998 Note and other than an increase not to exceed 11% for the period from July 15, 1999 through December 31, 1999 in respect of the June 1998 Note, in each case so long as such increase is solely in the form of non-current pay interest which accrues and is not payable in cash until final maturity of the Senior Subordinated Debt)."

     1.11 Section 6.21, "Shelf Registration", is amended and restated to read in its entirety as follows:

     SECTION 6.21 Shelf Registration. Fail to cause a shelf registration on Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, which shelf registration statement registers for resale the shares of the Borrower's Common Stock issued in connection with (or issuable upon exercise of any warrants issued in connection with) any of the Acquisitions or otherwise issued or issuable on the Closing Date, to be declared effective on or prior to the 180th day following the Closing Date (or by February 15, 2000 in respect of the shelf registration relating to common stock issuable upon exercise of any warrants issued on the date of Amendment No. 1) (or fail to list the shares registered under such shelf registration for trading on the AMEX or on the NASDAQ National Market System, subject to notice of official issuance, by such 180th day or by February 15, 2000 in respect of the shelf registration statement relating to common stock issuable upon exercise of any warrants issued on the date of Amendment No. 1) or fail to have filed within sixty days after the Closing Date (or by February 15, 2000 in respect of the shelf registration relating to common stock issuable upon exercise of any warrants issued on the date of Amendment No. 1) such shelf registration; and the Borrower shall keep each shelf registration statement effective (except for periods of not more than 20 consecutive days required in order to amend, supplement or otherwise correct any disclosures in such registration statement) until the earlier of (a) the second anniversary of the effective date of such shelf registration statement (provided, however, that such two year period shall be extended if required by any other agreement) and (b) the date that is one week after all shares issued in connection with any Acquisition (or issuable under such warrants) and included in the shelf registration statement have been sold.

     1.12 Section 8.1, "Minimum EBITDA," is amended to revise and restate the chart appearing therein to/ read in its entirety as follows:

                  Period                               Minimum EBITDA
                  ------                               --------------

         (a)      fiscal quarter ending on             $0.00 (i.e., no negative
                  March 31, 1999                       amount)

         (b)      two fiscal quarters ending on
                  June 30, 1999                        $ 2,500,000

         (c)      three fiscal quarters ending on
                  September 30, 1999                   $ 6,500,000

         (d)      four fiscal quarters ending on the
                  dates specified below:

                  December 31, 1999                    $11,000,000
                  March 31, 2000                       $12,500,000
                  June 30, 2000                        $13,500,000
                  September 30, 2000                   $14,000,000
                  December 31, 2000                    $15,000,000
                  December 31, 2001                    $17,000,000
                  December 31, 2002                    $18,000,000
                  December 31, 2003                    $19,000,000

     1.13 Section 8.2, "Consolidated Senior Debt to EBITDA Ratio" is amended to delete the text of clause (a) thereof and to replace it with the words "[intentionally deleted]", and to change the Maximum Ratio under clause (b) thereof from "4.00 to 1.00" to "4.5 to 1.00", and to change the Maximum Ratio opposite December 31, 1999 to read "3.25 to 1.00".

     1.14 Section 8.3, "Consolidated Debt to EBITDA Ratio" is amended to delete the text of clause (a) thereof and to replace it with the words "[intentionally deleted]", and to change the Maximum Ratio under clause (b) thereof from "6.00 to 1.00" to "6.75 to 1.00", and to change the Maximum Ratio opposite December 31, 1999 to read "5.00 to 1.00".

     1.15 Schedule I to the Credit Agreement is replaced by Schedule I annexed hereto as Exhibit A.

     1.16 The Schedules annexed hereto as part of Schedule 3 shall be deemed respectively to replace the Schedules of the respective corresponding number presently attached to the Credit Agreement.

     1.17 Without limiting the generality of any provisions contained in the Loan Documents, the Borrower covenants that it shall deliver or cause to be delivered to the Administrative Agent the following:

     (a) a bailee letter, in form and substance reasonably satisfactory to the Administrative Agent, from Doubleday (or its appropriate affiliate) relating to all items of inventory owned by any Loan Party located on premises owned, leased or controlled directly or indirectly by Doubleday prior to the purchase by any Loan Party of any such items of inventory respectively; and

     (b) within ten days after the date of Amendment No. 1, agreements, including an amendment to the Intellectual Property Security Agreement, in form and substance reasonably satisfactory to the Administrative Agent adding to the schedules attached to the Intellectual Property Security Agreement any trademarks of any Loan Party not currently listed thereon.


                                   Article II
                            Increases in Commitment.

     2.1 Commencing as of the Effective Date (as defined in Article V below), the Term Commitment of each of the Term Lenders shall be increased from the amount set forth, with respect to such Term Lender, on Schedule I to the Credit Agreement to the respective amounts set forth opposite the name of each of the Term Lenders on Exhibit A annexed hereto.

     2.2 In order to evidence the Term Advances made by each of the Term Lenders under its Term Commitment as amended hereby, the Borrower shall execute and deliver to each of the Term Lenders a new note substantially in the form attached to the Credit Agreement as Exhibit C, reflecting the Term Commitment of such Lender Party as amended hereby, dated the Effective Date and otherwise duly completed (collectively, all of the above-described promissory notes are defined as the "New Notes"). Upon execution and delivery by the Borrower of the New Notes, the Administrative Agent shall cause each of the Term Notes being replaced by a New Note to be marked "Replaced by New Note", and returned to the Borrower.

     2.3 All references in the Credit Agreement, Loan Documents and all other instruments, documents and agreements executed and delivered pursuant to any of the foregoing, to "the ratable benefit of the Lender Parties", "pro rata", or terms of similar effect shall be deemed to refer to the ratable interests of the Lender Parties, as their respective pro rata interests shall be adjusted to reflect the increase in the Term Commitment of each of the Term Lenders as set forth on Exhibit A annexed hereto.

                                   Article III
                               Consent and Waiver

     3.1 Notwithstanding any provisions of the Credit Agreement to the contrary, the Lender Parties and the Administrative Agent hereby consent to (a) the acquisition by the Borrower of certain of the assets (the "Acquired Assets") of Doubleday as set forth in the Doubleday Acquisition Documents (as hereinafter defined) (the "Doubleday Acquisition"); subject, however, to the fulfillment, to the satisfaction of the Lender Parties and the Administrative Agent, of the conditions precedent set forth in Article V hereof.

     3.2 Notwithstanding any provisions of the Credit Agreement to the contrary, the Administrative Agent and the Lenders consent to the formation of the New Subsidiaries set forth on Schedule 1 to this Amendment No. 1 and to the completed and proposed intercompany asset transfers set forth on Schedule 2 to this Amendment No. 1 and waive any Defaults that may have occurred pursuant to Sections 5.13, 6.15 or 7.1 of the Credit Agreement, as a result of the failure of Borrower or the Existing Subsidiary to timely notify the Administrative Agent and/or Lenders of such actions, to timely pledge to the Administrative Agent stock certificates representing the outstanding capital stock of the New Subsidiaries, and/or any failure of the New Subsidiaries to timely become Guarantors under the Subsidiary Guaranty and to timely become grantors under the Security Agreement and the Intellectual Property Security Agreement and to execute and deliver any documents necessary to perfect security interests in the assets transferred or proposed to be transferred. The Administrative Agent and the Lenders acknowledge that simultaneously with the execution and delivery of this Amendment No. 1: (a) the Borrower and the Existing Subsidiary, have delivered to the Lenders stock certificates, together with stock powers executed in blank, representing all of the outstanding capital stock of the New Subsidiaries and (b) each of the New Subsidiaries has executed and delivered to the Administrative Agent appropriate supplements to the Subsidiary Guaranty, the Security Agreement and the Intellectual Property Security Agreement.

     3.3 Notwithstanding any provisions of the Credit Agreement to the contrary, the Administrative Agent and Lenders consent to: (a) the Borrower executing and delivering the June 1999 Note (the form of which is attached as Exhibit B to this Amendment No. 1) to Norton Herrick, Co-Chief Executive Officer, a director and a principal shareholder of the Company, as consideration for a $4,350,000 loan to the Company; (b) the execution and delivery by the New Subsidiaries (set forth on Schedule 1 to this Amendment No. 1) of a guaranty supplement (the form of which is attached as Exhibit C to this Amendment No. 1) to become additional Guarantors under the Subsidiary Guaranty dated as of December 31, 1998 from CH Acquisitions Corp., ABC Internet Services, Inc., ABC Investment

Corp., Classic Radio Holding Corp. and Classic Radio Acquisition Corp., as guarantors in favor of the holder of the December 1998 Note; (c) the execution and delivery by the Borrower of Amendment No. 1 to the December 1998 Note (the form of which is attached as Exhibit D to this Amendment No. 1) and (d) the execution and delivery of a subsidiary guaranty (the form of which is attached as Exhibit E to this Amendment No. 1) by the Subsidiaries of the Borrower (including the New Subsidiaries) in favor of the holder of the June 1999 Note.

                                   Article IV
                         Representations and Warranties.

     The Borrower hereby represents and warrants to the Administrative Agent and the Lender Parties that:

     4.1 There exists no Default or Event of Default under the Credit Agreement, as amended hereby, as of the date hereof.

     4.2 Each and every one of the representations and warranties set forth in
Article IV of the Credit Agreement is true in all material respects as of the date hereof except that certain amended Schedules to the Credit Agreement are attached hereto as Schedule 3 to this Amendment No. 1, and, to the extent that any of such representations or warranties apply to any Guarantor, whether as a "Guarantor", a "Loan Party" or otherwise, each such representation and warranty shall be deemed to apply to each of the newly-formed Subsidiaries of the Borrower listed on Schedule 1 annexed hereto (each of such newly-formed Subsidiaries being hereinafter called a "New Guarantor"; and collectively, the "New Guarantors").

     4.3 Each Loan Party (a) to the extent it is a party thereto, has all requisite corporate power and authority to execute and deliver this Amendment No. 1, the New Notes, the Subsidiary Guaranty, the Security Agreement, the Intellectual Property Security Agreement (or supplements to the foregoing, as applicable), the amendment to the Security Agreement contemplated by Section 5.5 hereof, and each other agreement, instrument or document contemplated to be executed or delivered by the Borrower, any New Guarantor or any other Loan Party pursuant to Amendment No. 1 (all such agreements, instruments and documents contemplated to be executed or delivered in connection herewith by any Loan Party are sometimes hereinafter referred to collectively, together with this Amendment No. 1, as the "New Documents") and to consummate the transactions contemplated hereby and thereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of the New Documents and the consummation of the transactions contemplated hereby and thereby.

     4.4 Neither execution and delivery of the New Documents by any Loan Party nor consummation by it of the transactions contemplated hereby and thereby (a) conflict with, or result in any breach or violation of any provision of, the certificate of incorporation or by-laws of any Loan Party, (b) conflict with or result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of any Loan Party (other than Liens granted or permitted by the Collateral Documents or the Credit Agreement, as amended and supplemented to date) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which any Loan Party is a party or to which any of its properties or assets are subject, where the conflict, breach or default relates to an instrument, agreement or other document involving assets, revenues or liabilities in excess of $250,000 individually or $500,000 in the aggregate (with respect to all Loan Parties) or otherwise could be reasonably expected to have a Material Adverse Effect, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any governmental, judicial, administrative or regulatory authority of the United States or of any state, local or foreign government or subdivision thereof (a "Governmental Entity") other than those listed on Schedule 4.2 to the Credit Agreement (as amended and restated in the form attached to this Amendment No. 1 as Schedule 3), all of which have been obtained, taken, given or made are in full force and effect, or except where the failure to receive any authorization, appraisal, or permit or to make any filing or give any notification related to an instrument, agreement or other document involving assets, revenues or liabilities, not exceeding $250,000 individually or $500,000 in the aggregate (with respect to all Loan Parties) or otherwise would not be reasonably likely to have a Material Adverse Effect, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Entity, the violation of which could be reasonably expected to have a Material Adverse Effect.

     4.5 This Amendment No. 1, the New Notes and the other New Documents have each been duly executed and delivered by each Loan Party that is a party thereto and each constitutes the valid and legally binding obligation of such Loan Party, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and to the extent such enforceability is subject to general principles of equity (whether such enforcement is sought in a proceeding at law or in equity), and (b) except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     4.6 The Liens and security interests granted pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent and the Lender Parties under the Credit Agreement, as amended hereby, whether or not expressly so stated in the Collateral Documents, and the terms "Obligations", "Debt" and "Indebtedness" as used in such Collateral Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent and the Lender Parties) includes, without limitation, the indebtedness, liabilities and obligations of the Borrower under the New Notes and the Credit Agreement as amended hereby.

     4.7 (a) Borrower and each other Loan Party thereto has the corporate power to execute and deliver each of the Doubleday Acquisition Documents (defined in Section 5.6 below) to which it is or will be a party and to perform such Doubleday Acquisition Documents. Except as set forth on Schedule 4.4 to the Credit Agreement (as amended and restated in the form attached to this Amendment), no consent or approval of any Person (including, without limitation, any stockholder of the Borrower), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution or delivery by the Borrower of any of the Doubleday Acquisition Documents to which it is or will be a party.

     (b) The execution and delivery by any Loan Party of each of the Doubleday Acquisition Documents to which it is or will be a party and the performance by each such Loan Party under each of the Doubleday Acquisition Documents to which it is or will be a party does not (i) violate any provision of law (including, without limitation, the Williams Act, Sections 13 and 14 of the Securities Exchange Act of 1934, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and Regulations T, U, and X of the Board of Governors of the Federal Reserve System and the rules and regulations promulgated thereunder) or (ii) conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any Governmental Entity, or any certificate of incorporation or by-laws of or applicable to any Loan Party or create (with or without the giving of notice or lapse of time, or both) a default under or breach of or conflict with any material agreement, instrument, document, bond, note or indenture to which Loan Party is a party, or by which it is bound or any of its properties or assets is affected where the breach or default relates to an agreement, instrument, document, note or indenture involving assets, revenues or liabilities in excess of $250,000 individually or $500,000 in the aggregate (in respect of all Loan Parties) or otherwise could reasonably be expected to have a Material Adverse Effect, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of any Loan Party or any other Loan Party, except for the Liens created and granted or permitted under the Collateral Documents or Credit Agreement, as amended and supplemented to date.

     (c) Upon consummation of the Doubleday Acquisition, (i) ownership of all of the Acquired Assets shall have vested in ABD free and clear of all Liens, other than those created or permitted by the Collateral Documents or the Credit Agreement, each as amended and supplemented to date. None of the parties to any of the Doubleday Acquisition Documents has waived compliance by any of the other parties thereto with any term, covenant or condition thereof, and no party thereto has breached any covenant set forth therein or failed to perform any of its obligations thereunder which waiver, breach or failure to perform is of a material term or condition or could reasonably be expected to materially and adversely affect the Acquired Assets or otherwise have a Material Adverse Effect. The representation in the preceding sentence as to any party to the Doubleday Acquisition Documents which is not a Loan Party is made to the best knowledge of the Borrower. Upon consummation of the Doubleday Acquisition, such Acquisition shall have been consummated in substantially the manner and in all material respects as set forth in the Doubleday Acquisition Documents and in accordance with applicable law.

     (d) Each Doubleday Acquisition Document to which any Loan Party or any of its respective Subsidiaries is a party has been duly executed and delivered by such Loan Party or such Subsidiary, as the case may be, and, to the best knowledge of the Borrower, each Doubleday Acquisition Document has been duly executed and delivered by the parties thereto other than the Borrower and its Subsidiaries, and is in full force and effect. The representations and warranties of any Loan Party and each of its respective Subsidiaries contained in each Doubleday Acquisition Document to which such Loan Party or such Subsidiary, as the case may be, is a party are true and correct in all material respects on the date hereof, except to the extent specifically made as of an earlier date, and the Administrative Agent and each Lender Party shall be entitled to rely upon such representations and warranties with the same force and effect as if they were incorporated in this Agreement and made to the Administrative Agent and each Lender Party directly as of the date hereof.

     (e) True and correct copies of each of the Doubleday Acquisition Documents have been delivered to the Administrative Agent, and as of the Effective Date, the Doubleday Acquisition shall have been consummated in accordance therewith, and no party thereto shall have waived any material term or condition contained therein.

     (f) Each Doubleday Acquisition Document to which any Loan Party or the seller thereunder (the "Seller") is a party, when duly executed and delivered by such Loan Party and the Seller, constitutes the valid and legally binding obligation of each such Loan Party or (to the best knowledge of the Borrower) the Seller, as the case may be, enforceable in accordance with its terms, except that the remedy of specific performance and other equitable remedies are subject to judicial discretion and except as (i) such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (ii) to the extent such enforceability is subject to general principles of equity (whether such enforcement is sought in a proceeding at law or in equity).

     4.8 All of the assets subject to the intercompany asset transfers described in Schedule 2 annexed to this Amendment No. 1 that have been completed, were transferred and assigned or, if to be transferred and assigned after the date of this Amendment, shall be transferred and assigned, subject in all cases to the Administrative Agent's Lien, and, as of the date hereof and after giving affect to any such transfer, each of such assets remains subject to such Lien which remains in full force and effect as a first priority security interest in favor of the Administrative Agent for the ratable benefit of the Lender Parties (except for Liens expressly permitted under the Collateral Documents or the Credit Agreement, each as amended and supplemented to date), except to the extent that any common law trademark so transferred has since the date of the Credit Agreement been registered with the U.S. Patent Trademark Office, in which case, appropriate filings with such Governmental Entity may be required to perfect the Lien of the Administrative Agent on such federally registered marks.

                                    Article V
                                   Conditions.

     The effectiveness of this Amendment No. 1 shall be subject to the fulfillment by the Borrower, in a manner satisfactory to the Administrative Agent and the Lender Parties, of all of the conditions precedent set forth in this Article V, and the date on which all such conditions shall have been fulfilled to the satisfaction of the Administrative Agent and the Lender Parties, and this Amendment No. 1 shall have become effective, shall be herein called the "Effective Date":

     5.1 (a) The representations and warranties contained herein and each other agreement, instrument, certificate or other writing delivered to the Administrative Agent or any Lender Party pursuant hereto or to the Credit Agreement shall be correct on and as of the date hereof after giving effect to this Amendment No. 1 as though made on and as of such date except to the extent modified hereby and (b) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from the taking effect of this Amendment No. 1, or the transactions contemplated hereby, including the Doubleday Acquisition.

     5.2 The Borrower shall have:

     (a) executed and delivered to the Administrative Agent this Amendment No.
1;

     (b) executed and delivered to each of the Term Lenders its respective New Note;

     (c) paid to the Administrative Agent, for the ratable benefit of the Lender Parties, a fee in the amount of $240,000 with respect to this Amendment, together with such other fees as may be due from the Borrower to the Lender Parties with respect hereto;

     (d) paid all reasonable fees and expenses of Winston & Strawn, counsel to the Administrative Agent and to Fleet National Bank, incurred in connection herewith; and

     (e) otherwise complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrower in connection herewith.

     5.3 The Administrative Agent shall have received, on or before the date hereof, the following, each in form and substance satisfactory to the Administrative Agent:

     (a) copies of the resolutions adopted by the Borrower's Board of Directors, certified by an authorized officer thereof, authorizing (i) the execution, delivery and performance by the Borrower of this Amendment No. 1 and the other New Documents, and (ii) the Borrower's subsidiary's investment in the Acquired Assets and the execution, delivery and consummation of the Doubleday Acquisition Documents; and

     (b) a certificate of an authorized officer of the Borrower, certifying the names and true signatures of the officer authorized to sign the New Documents, together with evidence of the incumbency of such authorized officer; and a compliance certificate executed by the Chief Financial Officer of the Borrower dated the date hereof certifying that the conditions set forth in Section 5.1 and otherwise in this Article V shall have been satisfied (together with a detailed computation of compliance with financial covenants set forth in the Credit Agreement).

     5.4 With respect to each of the New Guarantors, the Administrative Agent shall have received each of the following duly executed by such New Guarantor, and otherwise in form and substance satisfactory to the Administrative Agent:

     (a) a Subsidiary Guaranty (or supplement or agreement of joinder to the existing Subsidiary Guaranty) guarantying to the Administrative Agent and the Lender Parties the prompt payment, when and as due, of all Obligations of the Loan Parties under the Loan Documents, including all obligations under any hedging agreement;

     (b) a Security Agreement (or supplement or agreement of joinder to the existing Security Agreement) granting to the Administrative Agent, for the ratable benefit of the Lender Parties, a security interest in all of the Collateral of such New Guarantor, together with:

     (i) proper financing statements under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority Liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement which are able to be perfected by filing;

     (ii) to the extent required by the Administrative Agent, completed requests for information, dated on or before the Effective Date (or if not received prior to the Effective Date, received within fifteen days following the Effective Date), listing all effective financing statements filed that name such New Guarantor as debtor, together with copies of such financing statements;

     (iii) evidence of the completion of all other recordings and filings of or with respect to the Security Agreement (which evidence may be delivered promptly following the filing of the foregoing) that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby;

     (iv) evidence of the insurance required by the terms of the Security Agreement;

     (v) copies of the Assigned Agreements, if any, referred to in the Security Agreement, together with a consent (to the extent required by the Administrative Agent) to such assignments, if any, duly executed by each party to such Assigned Agreements other than such New Guarantor;

     (vi) a Note Assignment Agreement covering (and together with) all intercompany notes, if any, made by such New Guarantor payable to the Borrower and duly endorsed to the Administrative Agent; and

     (vii) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect the first priority liens and security interests created under the Security Agreement has been taken;

     (c) an Intellectual Property Security Agreement (or a supplement or joinder to the existing Intellectual Property Security Agreement) granting to the Administrative Agent for the ratable benefit of the Lender Parties a security interest in all of such New Guarantor's intellectual property, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority Liens and security interests created under the Intellectual Property Security Agreement has been taken;

     (d) a supplement or joinder to the Intercompany Subordination Agreement pursuant to which the New Subsidiaries agree to be bound by the provisions of such Agreement and to become parties thereto;

     (e) certified copies of resolutions of the Board of Directors of such New Guarantor approving the Credit Agreement, and of each Loan Party approving this Amendment No. 1 and each other Loan Document to which it is a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Credit Agreement, this Amendment No.1, and each other Loan Document;

     (f) a copy of the charter of such New Guarantor and each amendment thereto, certified (as of a date reasonably near the date of the Effective Date) by the Secretary of State of the jurisdiction of its incorporation as being a true and correct copy thereof;

     (g) a copy of a certificate of the Secretary of State of the jurisdiction of such New Guarantor's incorporation, dated within five (5) Business Days of the date of the Effective Date, listing the charter of such New Guarantor and each amendment thereto on file in its office and certifying that (A) such amendments are the only amendments to such New Guarantor's charter on file in its office, (B) to the extent obtainable, that such New Guarantor has paid all franchise taxes to the date of such certificate and (c) such New Guarantor is duly incorporated and in good standing or existing, as the case may be, under the laws of the jurisdiction of its incorporation;

     (h) a copy of a certificate of the Secretary of State of each State listed on Schedule 1 hereto, or on Schedule 4.2 to the Credit Agreement (as amended and restated in the form annexed hereto as part of Schedule 3) dated reasonably near the Effective Date, stating that such New Guarantor is duly qualified and in good standing or existence as a foreign corporation in such State and has filed all annual reports required to be filed to the date of such certificate;

     (i) a certificate of the Secretary or an Assistant Secretary of such New Guarantor certifying the names and true signatures of the officers of such New Guarantor authorized to sign this Amendment No. 1, and each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder; and

     (j) such financial, business and other information regarding such New Guarantor as any of the Lender Parties shall have reasonably requested.

     5.5 The Borrower or the relevant Subsidiary of the Borrower shall have taken all action necessary to allow the Administrative Agent to obtain a valid and enforceable, first priority, perfected security interest in 100% of the stock of each New Guarantor, and delivered or caused to be delivered to the Administrative Agent certificates representing such pledged shares accompanied by undated stock powers executed in blank and irrevocable proxies, and the Security Agreement shall have been amended to reflect the foregoing, upon terms and conditions reasonably satisfactory to the Administrative Agent.

     5.6 (a) The Administrative Agent shall have received a true, correct and complete copy of the Acquisition Agreement (including all exhibits, annexes and schedules thereto) and all agreements, instruments, and documents executed and delivered in connection therewith, and all exhibits, annexes and schedules annexed thereto, and all amendments and modifications to any of the foregoing (collectively, all of the foregoing, are referred to as the "Doubleday Acquisition Documents"), which Doubleday Acquisition

Documents shall be certified as true, correct and complete by an officer of the Borrower, and shall be satisfactory to the Administrative Agent and the Lender Parties in all respects;

     (b) the Borrower shall have executed and delivered to the Administrative Agent such lien searches and UCC-1 financing statements in connection with the Acquired Assets as the Administrative Agent may have requested, in form sufficient for filing; and

     (c) upon the Administrative Agent's request, the Borrower shall have (i) delivered to the Administrative Agent the original of all instruments, documents and chattel paper, and all other Collateral of which the Administrative Agent determines it should have physical possession in order to perfect its security interest therein, duly pledged, endorsed or assigned to the Administrative Agent without restriction, (ii) obtained and delivered to the Administrative Agent landlord waivers, in form and substance reasonably satisfactory to the Administrative Agent, with respect to any Inventory or other tangible Collateral located at a location that is not owned by the Borrower or a Subsidiary, (iii) delivered to the Administrative Agent warehouse receipts covering any portion of the Inventory or other Collateral located in warehouses and for which warehouse receipts are issued, and (iv) taken all such other actions and obtain all such other agreements as the Administrative Agent may reasonably deem necessary or desirable in respect of any Collateral, and otherwise complied with the provisions of Section 5.13 of the Credit Agreement.

     5.7 Each of the parties hereto shall have executed and delivered this Amendment No. 1 to the Administrative Agent.

     5.8 The Administrative Agent shall have received satisfactory evidence of the increase in principal amount of the Senior Subordinated Debt, the proceeds of which shall be applied by the Borrower to finance, in part, the Doubleday Acquisition, together with such amendments of the Senior Subordinated Debt Documents (which may include the Letter Agreement, the Intercreditor Agreement, the Senior Subordinated Security Agreement, and the 9% Convertible Senior Subordinated Promissory Notes) and such other agreements and documents as may be necessary to reflect such increase, each of which shall be reasonably satisfactory to the Administrative Agent in all respects.

     5.9 The Administrative Agent shall have received a favorable written opinion of Tenzer Greenblatt LLP, counsel to the Borrower and Guarantors, and of such other counsel as the Administrative Agent may require, as to such matters relating to the transactions contemplated by this Amendment No. 1 (including the Doubleday Acquisition), the New Notes and the Collateral Documents executed by each of the New Guarantors in form and substance as the Lender Parties may reasonably request.

     5.10 All proceedings in connection with the transactions contemplated by this Amendment No. 1 including the Doubleday Acquisition, and all documents incidental thereto shall be reasonably satisfactory to the Administrative Agent, the Lender Parties and their respective counsel, and each such Person shall have received all such information and such counterpart originals or certified copies of documents as may have been reasonably requested.


                                   Article VI
             Acknowledgments, Confirmations and General Amendments.

     6.1 Each of the Guarantors hereby (i) acknowledges and consents to this Amendment No. 1 (whether or not its consent is required); (ii) confirms and agrees that the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and all references in any such Subsidiary Guaranty to "the Credit Agreement," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment No.1; (iii) confirms and agrees that, the "Guaranteed Obligations" as defined in such Subsidiary Guaranty include the Obligations of the Borrower to the Lender Parties under the Credit Agreement as amended by this Amendment No. 1, and under the New Notes; and (iv) confirms and agrees that the Liens and security interests granted by each of them pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of the Guarantors to the Lender Parties and the Administrative Agent under the Subsidiary Guaranty, including without limitation, the Guaranteed Obligations which obligations include the obligations of the Borrower under the New Notes and the Credit Agreement as amended hereby.

     6.2 All references in the Credit Agreement and every other agreement, instrument and document executed and delivered by each of the Loan Parties in connection therewith, including, without limitation, any of the Collateral Documents, to "Credit Agreement" and "Agreement", as applicable, and also, in the case of the Credit Agreement to "this Agreement", shall be deemed to refer to the Credit Agreement as amended and supplemented hereby.

     6.3 All references in the Credit Agreement, the Collateral Documents or any other agreement, instrument and document executed and delivered in connection therewith to "Notes" shall be deemed to include, without limitation, the New Notes.

     6.4 All references in the Credit Agreement, the Collateral Documents or any other agreement, instrument or document executed and delivered in connection therewith to the "Term Advances" or "Advances" (or any other term or terms used in any of such documents to describe or refer to Advances made by the Lender Parties to the Borrower under the Credit Agreement) shall be deemed to refer to Advances made by the Lender Parties to the Borrower pursuant to the Credit Agreement as amended and supplemented hereby.

     6.5 The Credit Agreement, the Collateral Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment No. 1.

                                   Article VII
                  Continued Effectiveness of Credit Agreement.

     The Credit Agreement and the other agreements to which the Borrower is a party delivered in connection herewith or with the Credit Agreement are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects except that on and after the date hereof (a) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 1 and (b) all references in the Credit Agreement and such other agreement to which the Borrower is a party to the "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 1.

                                  Article VIII
                                 Miscellaneous.

     8.1 Except as specifically amended herein, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     8.2 This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York.

     8.3 No modification or waiver of or with respect to any provisions of this Amendment No. 1 and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Administrative Agent or the Lender Parties from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Amendment No. 1, together with the Credit Agreement, as amended, embodies the entire agreement and understanding among the Borrower, the Administrative Agent and the Lender Parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

     8.4 The provisions of this Amendment No. 1 are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment No. 1 in any jurisdiction.

     8.5 This Amendment No. 1 may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     8.6 This Amendment No. 1 shall be binding upon and inure to the benefit of the Borrower and its respective successors and to the benefit of the Administrative Agent and the Lender Parties and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment No. 1 shall not be assigned or delegated without the prior written consent of the Lender Parties, and any purported assignment or delegation without such consent shall be void.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed on the date first above written.

                                            AUDIO BOOK CLUB, INC.

                                            By __________________________
                                            Title


                                            FLEET NATIONAL BANK,
                                            as Administrative Agent,
                                            Initial Issuing Bank, Swing
                                            Line Bank, and as a Bank

                                            By ____________________________
                                            Title


                                            ING (U.S.) CAPITAL CORPORATION

                                            By___________________________
                                            Title

The undersigned, whether or not consent is required in respect of any of the foregoing, hereby confirm, agree to and accept the terms of this Amendment No. 1 and confirm the truth and accuracy of the representations and warranties relating to any of the undersigned.


                                            ABC INTERNET SERVICES, INC.

                                            By__________________________
                                               Title


                                            CLASSIC RADIO HOLDING CORP.

                                            By__________________________
                                               Title

                                            CLASSIC RADIO ACQUISITION CORP.

                                            By__________________________
                                                     Title


                                            ABC INVESTMENT CORP.

                                            By__________________________
                                                     Title


                                            CH ACQUISITIONS CORP.

                                            By__________________________
                                                     Title


                                            ABD ACQUISITION CORP.

                                            By__________________________
                                                     Title


                                            RADIO SPIRITS, INC.

                                            By__________________________
                                                     Title


                                            BOOKSALOUD, INC.

                                            By__________________________
                                                     Title


                                            MULTIMEDIA FULFILLMENT, INC.


                                            By__________________________
                                                     Title

                           EXHIBIT A TO AMENDMENT AND
                    SUPPLEMENT NO. 1 TO THE CREDIT AGREEMENT

                                   SCHEDULE I
                               TO CREDIT AGREEMENT

                   COMMITMENTS AND APPLICABLE LENDING OFFICES

====================================================================================================================================
                                                             SwingLine
                           Revolving                         Commitment
                             Credit                        (The SwingLine
                           Commitment                       Commitment is
                    (Letters of Credit are a                a Sublimit of
     Name of         $1,000,000 Sublimit of                 the Revolving         Domestic                   Eurodollar
  Initial Lender         the Revolving           Term          Credit              Lending                    Lending
     Party            Credit Commitments)     Commitment     Commitment)           Office                      Office
------------------------------------------------------------------------------------------------------------------------------------
Fleet National Bank        $4,500,000         $15,500,000    $1,000,000    One Federal Street            One Federal Street
                                                                           Boston, Massachusetts 02110   Boston, Massachusetts 02110
                                                                           Fax:   (617) 346-4375         Fax:   (617) 346-4375
                                                                           Phone: (617) 346-4388         Phone: (617) 346-4388
------------------------------------------------------------------------------------------------------------------------------------

ING (U.S.) Capital         $4,500,000         $15,500,000        $0        200 Galleria Parkway, N.W.    200 Galleria Parkway,
    Corporation                                                            Suite 950                     N.W.
                                                                           Atlanta, GA 30339             Suite 950
                                                                           Fax:   (770) 951-1005         Atlanta, GA 30339
                                                                           Phone: (770) 956-9200         Fax:   (770) 951-1005
                                                                                                         Phone: (770) 956-9200
====================================================================================================================================

                           EXHIBIT B TO AMENDMENT AND
                       SUPPLEMENT NO.1 TO CREDIT AGREEMENT

                                 JUNE 1999 NOTE

                           EXHIBIT C TO AMENDMENT AND
                      SUPPLEMENT NO. 1 TO CREDIT AGREEMENT

                         SUBSIDIARY GUARANTY SUPPLEMENT

                           EXHIBIT D TO AMENDMENT AND
                      SUPPLEMENT NO. 1 TO CREDIT AGREEMENT

                      AMENDMENT NO. 1 TO DECEMBER 1998 NOTE

                           EXHIBIT E TO AMENDMENT AND
                      SUPPLEMENT NO. 1 TO CREDIT AGREEMENT

                               SUBSIDIARY GUARANTY

                           SCHEDULE 1 TO AMENDMENT AND
                      SUPPLEMENT NO. 1 TO CREDIT AGREEMENT

     Borrower has caused the following wholly-owned subsidiaries to be formed all of which are "New Guarantors"

Name                          Jurisdiction of Incorporation       Immediate
----                          -----------------------------       ---------
Parent
------

ABD Acquisition Corp.                 Delaware                    Borrower
Radio Spirits, Inc.                   Delaware                    Borrower
BooksAloud, Inc.                      Florida                     Borrower
Multimedia Fulfillment, Inc.          Delaware                    Classic Radio
                                                                  Holding Corp.

                           SCHEDULE 2 TO AMENDMENT AND
                    SUPPLEMENT NO. 1 TO THE CREDIT AGREEMENT


     1. Classic Radio Holding Corp., ("CRHC") has orally assigned to ABC Investment Corp., a wholly-owned subsidiary of the Company ("ABCIC"), certain common law trademarks previously used by Radio Spirits, Inc. Specifically, such marks are:

          (a)  "Radio Spirits, Inc." and design;

          (b)  "Radio SuperHeros" and design;

          (c)  "Radio Movie Classics" and design; and

          (d)  "When Radio Was" and design.

In anticipation of the formal assignment of these marks to ABCIC, ABCIC has filed applications to register such marks with the U.S. Patent and Trademark Office (the "PTO").

     2. Classic Radio Acquisition Corp. ("CRAC") has orally assigned to ABCIC its interest in the common law trademark "Adventures in Cassettes" and design, which mark was acquired by it from Metacom, Inc. In anticipation of the assignment of this trademark to ABCIC, ABCIC has filed an application to register such trademark with the PTO.

     3. CRAC has assigned to ABCIC its interest in two registered trademarks acquired from Premier: "Video Images7" and "Video Yesteryear7" and the assignments of these registered marks have been filed with the PTO.

     4. Borrower has assigned to ABCIC its interest in two registered trademarks, "BooksAloud" and "BooksAloud.com," and the assignments of these registered marks have been filed with the PTO.

     5. CRAC has assigned to ABCIC the following common law marks:

          (a)  "Radio Yesteryear"

          (b)  "Radiola"

          (c)  "Sandy Hook Records"

          (d)  "Premier Electronics"